UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

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☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

New York Community Bancorp, Inc.

(Name of Registrant as specified in its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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From: SPECIMEN <id@proxyvote.com> Sent: Thursday, May 23, 2019 11:58 AM To: Krause, Dominique x57356 Subject: #NYB19PXYR# Reminder to Vote—NEW YORK COMMUNITY BANCORP, INC. Annual Meeting %R86733_0_0123456789012345_0000001% CI’ NEW YORK COMMUNITY B BA11 CORP, INC 2019 Annual Meeting June 4, 2019 Important proxy voting material is ready for your action. This email represents the following share(s): NEW YORK COMMUNITY BANCORP INC 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. 401K 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. ESOP 123,456,789,012.00000 NYCB—STOCK INCENTIVE PLAN 123 456,789,012.00000 LONG ISLAND FINANCIAL CORP 123 456,789,012.00000 RICHMOND COUNTY FINANCIAL 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. 401K 123,456,789,012.00000 NEW YORK COMMUNITY BANCORP, INC. ESOP 123,456,789,012.00000 NYCB NON-QUALIFIED STOCK INCENTIVE PLAN 123,456,789,012.00000 Three Ways to Vote elNow via ProxyVote 0At the Meeting 0 By Phone 1.800.690.6903 Vote By June 3, 2019 11:59 P.M. ET For shares held in a Plan, vote by May 29, 2019 11:59 P.M. ET Control Number: 0123456789012345

Dear New York Community Bancorp, Inc. Sh, -Molder: Broadridge records indicate that your shares unvoted. The proxy materials for the New York Community B—corp, Inc. 201 9 Annual Meeting of Shareholders are still availablP pis e-mail 0-0ation you need to view these materials online, cast your vote over the Internet, and (if desired) request a copy of the meeting materials. New York Community Bancorp, Inc.’s Board o-.7 are -:ors unanimously recommends that the Company’s stockholders vote “FOR” the e-de Dns of directors, “FOR” the ratification of KPMG LLP as the Company’s incler,s 1--t auditor, “FOR” an advisory vote to approve compensation for the executive off’ -;..ers, and “AGAINST” the three shareholder proposals disclosed in the Proxy St:.”——sst. Your vote is very important. We urge you to take a mci-nent now to follow the instructions provided in this e-ma: -nd -t your vote. To view the Annual Meeting Materials, please go to the Internet sitc sn, c. fir..-A below. Important Materials Proxy Statement 10-K Report Annual Report For holders as of April 9, 2019 4r Proxy#ote a Broad/1(19e service (c)1997 —2019 Broadridge Financial Solutions, Inc ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions, Inc CUSIP is a registered trademark of the American Bankers Association . All other registered marks belong to their respective owners.

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